Apricus Biosciences, Inc. (NASDAQ: APRI) Corporate Presentation July 11, 2013 Exhibit 99.1

Safe-Harbor Statement
Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described.  These forward-looking statements include, but are not limited to: the ability to obtain regulatory approval for Vitaros® in Switzerland and other markets in the time frames estimated, if at all; the ability to successfully develop other products in clinical development, including a room-temperature formulation of Vitaros® and Femprox®; our ability to enter into new licenses and partnering agreements; the ability of our partners such as Abbott, Takeda,
Sandoz and Bracco to launch Vitaros® in any market, our ability to realize revenue under existing license agreements; and our ability to successfully commercialize Vitaros®.
Attendees and readers of these materials are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein.  Attendees and readers of these materials are urged to read the risk factors set forth in the Company’s most recent annual report on
Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings for additional risks and considerations that could cause actual results to differ materially from expected results.  Company disclaims any intention to update this presentation to reflect actual subsequent events.

Our Vision and Strategy
•
Our vision
is to be a leader in the development and
commercialization of innovative products that
improve sexual health
•
Our strategy
is to develop and seek regulatory
approval for our products and commercialize those
products in major global markets by establishing
partnerships with leading pharmaceutical companies

Company Highlights
•
Pharmaceutical company headquartered in San Diego, CA
•
NASDAQ Listed: APRI
•
Proprietary NexACT® drug delivery technology (DDAIP.HCl)
•
Lead Products / Product Candidates:
•
Vitaros® - Topical Treatment for Erectile Dysfunction (“ED”)
–
Approved in Europe and Canada for entire ED patient population
–
Existing commercial partnerships with Abbott, Takeda, Sandoz and Bracco
–
Partnering discussions for un-licensed territories underway
•
Femprox® - Topical Treatment for Female Sexual Interest / Arousal Disorder
–
Potential best and first-in-class treatment for FSIAD
–
Completed one successful Phase III proof-of-concept trial in China and moving towards additional late-stage trials
–
Strategic focus on developing and licensing Femprox® throughout the world
–
End of Phase II meeting with FDA granted and scheduled in Q3 2013

–
Permeation enhancer composed of biodegradable, biocompatible, non-toxic ingredients that allows drugs to permeate through epidermal barriers

Upcoming Expected Milestones
•
Vitaros® Approval Decision in Switzerland - Q3 2013
•
Femprox® End of Phase II Meeting – Q3 2013
– EOP2 meeting request granted and scheduled for late August 2013
– Clarity on Femprox® regulatory pathway to be provided following receipt of official FDA meeting minutes
•
Additional Vitaros® Partnerships – Q4 2013
– Comprehensive partnering process underway with multiple interested parties competing for rights in France, Spain, Russia, Brazil, Nordics,
BeNeLux, North Africa and Central/Eastern Europe
•
National Phase Vitaros® Approvals in Europe – Q4 2013/Q1 2014
– Vitaros® launched by commercial partners following receipt of marketing authorization in respective territories

Vitaros® 6

330 mcg
220 mcg
Vitaros 220 mcg

- Cold Chain (2°C - 8°C)
- 3-7 Days Room Temp

→

Vitaros®

- Room Temperature
- Expected 24+ month shelf-life

APRICUS BIO

Vitaros®

Second
Generation
• Vitaros® (alprostadil/DDAIP.HCl) for the treatment of erectile dysfunction
–
Rapid onset (generally 5-15 minutes)
–
Studied in over 3,300 patients
• Significant efficacy, including difficult to treat populations
–
Diabetics, hypertensives, patients with cardiac issues or on nitrates/alpha blockers, prostatectomy patients, Sildenafil (Viagra®) failures
• Regulatory status in major territories:
–
Approved in Canada and Europe (under DCP)
–
National Phase approvals expected in Q4 2013 through Q1 2014
• Strong IP Estate: issued patents through 2026 and patent applications filed for extended protection through 2032

Vitaros® - Target Patient Population

1. D2 Market Research, June 2007
2. Sato Y et al, How long do patients with erectile dysfunction continue to use sildenafil citrate? International Journal of Urology. (2007) 14, 339-342
3. Carvalheira AA, Pereira NM, Maroco J, and Forjaz V. Dropout in the treatment of erectile dysfunction with PDE5: A study on predictors and a qualitative analysis of reasons for discontinuation. J Sex Med 2012;9:2361–2369
(Present Existing Market)
$2.6B Ex-US
51%
20%
ED Market Segmentation
PDE5 Market
Contraindicated Patients
Non-Responders
Other Dropouts
18%
11%
Vitaros® is a non-PDE-5 treatment for patients
who:
•
Want a faster acting and on-demand
treatment
•
Patients who prefer a locally acting
treatment instead of an oral treatment
•
Are contraindicated due to medications or
concurrent diseases (18%
1
)
•
Are healthy enough to take the PDE5
inhibitors but quit taking them because
they are non-responders (20%
1,3
) and
•
Drop out after initial prescription (31%
2
) or
drop out after 3 years from start (48%
2
)

Abbott
A Promise for Life
Canada
Takeda
United Kingdom
SANDOZ
A healthy decision
Germany
WARNER CHILCOTT
United States (sold)
BRACCO
LIFE FROM INSIDE
Italy

APRICUS BIO

Commercial Partnerships with Large Pharmaceutical Companies 9 Partnered / Available for Vitaros® for ED

Femprox® 10

Femprox®
- Product Overview

1
US Census Bureau 2010 American Community Survey (121,078,439 women >18 US);
Shrifren JL, et al. Obstet Gynecol.2008; 112:970-978
• Femprox
®
(alprostadil/DDAIP.HCl) intended for the treatment of Female
Sexual Interest/Arousal Disorder (FSIAD)
• Over 53 million women (44.2%) in the U.S. over 18 have some type of sexual dysfunction and over 31 million women (26.1%) in the U.S. over age 18 have arousal problems
1
• Seven clinical studies completed to date, including one, ~100-patient
Phase II study in the U.S. and a ~400-patient Phase III study in China
• Achieved statistically significant efficacy in primary and secondary endpoints with favorable safety and tolerability
• No product currently approved in the U.S. for FSIAD
• Regulatory guidance meetings have occurred and are planned - Q3 2013
• Strong IP Estate: issued patents through 2026 and patent applications filed for extended protection through 2032

Femprox® - Profile

•
Indications and Usage
–
First-line topical treatment for Female Sexual Interest / Arousal Disorder
•
Mechanism of Action
–
Alprostadil  induces  vasodilation by means of a direct effect on vascular smooth muscle, clitoral engorgement
–
DDAIP.HCl as a patented proprietary permeation enhancer opens the cellular tight junctions, allowing drugs to permeate through epidermal barriers, enabling rapid absorption of high concentrations of alprostadil cream directly to the target site
•
Product Profile
–
Topical, on-demand route of administration
–
Increases blood flow to the genitals - this is recognized as a major component of sexual arousal
–
Favorable safety and tolerability profile
–
No drug related serious adverse events were reported

®

Arousal success rate %
60
50
40
30
20
10
0
33
46
43
54
*p=0.016
*p=0.040
****p<0.0002
Placebo
500 mcg
700 mcg
900 mcg
Alprostadil

* Mean Percent of Attempts Resulting in Successful Arousal

Mean Change in Total FSFI Score (End of Treatment – Baseline)
Mean Change from Baseline
10
9
8
7
6
5
4
3
2
1
0
5.5
7.7
8.1
8.6
p=0.075
*p=0.036
**p=0.002
Placebo
500 mcg
700 mcg
900 mcg
Alprostadil

APRICUS BIO

Femprox®
Phase III Proof of Concept Study
•
A Randomized, Placebo-Controlled, Double-Blind, Parallel Design Study of the Efficacy and
Safety of Alprostadil Cream in Patients with Female Sexual Arousal Disorder (FSAD) in China
•
Femprox met all primary and secondary endpoints and resulted in statistically significant and clinically relevant response compared to placebo
•
Only 5 patients (1.2%) withdrawn from the Phase III study because of local adverse events
•
n=400 patients placebo, 500, 700 or 900 mcg alprostadil cream groups,
Application sites: clitoris and the distal anterior vaginal wall
•
Five (5) month study

Development  Strategy
•
Femprox® Product Plan
–
CMC
–
Non-clinical
–
Clinical
–
Commercial assessment
–
Publication strategy
–
Life-cycle management plan
–
IP strategy
•
Obtain US FDA Regulatory Guidance
–
End-of Phase II meeting with U.S. FDA scheduled for late August 2013
•
Key Clinical Development Initiatives
–
Complete Femprox® room temperature device design
–
Complete required supportive studies
–
Conduct pivotal Phase III trial(s) in the U.S.

Financial Snapshot

• NASDAQ: APRI
• Shares outstanding: 37M †
• Shares fully-diluted: 46M †
• Cash position: ~$30M †
• Market Cap: ~$82M ‡
†
As of March 31, 2013 (proforma) for May 2013 financing
‡
As of July 9, 2013

Investment Thesis
•
Re-calibrated  business model:
–
Focus on sexual medicine
–
Disciplined leadership
–
Divesture of non-core assets
–
Enhanced development and partnering competencies
• Vitaros® - Topical Treatment for Erectile Dysfunction
–
Approved in Canada and Europe (under DCP procedure)
–
Ex-US partnering process underway; multiple interested parties
–
Expect ex-US launches following National Phase approvals
–
Cash flow generation expected from up-front fees, milestones and royalties
• Femprox® - Topical Treatment for Female Sexual Interest/Arousal Disorder
–
Potential first and best-in-class FSIAD treatment
–
Completed one successful Phase III proof-of-concept trial
–
FDA regulatory guidance in Q3 of 2013

•
Differentiated products with near-term milestones:

For further information, please contact:
Steve Martin, SVP & CFO
ir@apricusbio.com
+1-858-222-8041
Lourdes Catala, Argot Partners
lourdes@argotpartners.com
+1-646-439-0410
Apricus Biosciences, Inc.
11975 El Camino Real, Suite 300
San Diego, CA 92130